Exhibit 3.1

STATE OF DELAWARE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
EMPIRE REALTY TRUST, L.P.

The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

First:        The name of the limited partnership is Empire Realty Trust, L.P.

Second:     The name and address of the Registered Agent is as follows:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808

Third:        The name and mailing address of the general partner is as follows:

Empire Realty Trust, Inc.
One Grand Central Place
60 East 42nd Street
New York, New York 10165

[SIGNATURE PAGE FOLLOWS]

In WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Empire Realty Trust, L.P. as of November 28, 2011.

EMPIRE REALTY TRUST, INC.
Its General Partner

By: /s/ Anthony E. Malkin
Name: Anthony E. Malkin
Title: Chief Executive Officer
and President

STATE OF DELAWARE
AMENDMENT TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
EMPIRE REALTY TRUST, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership is Empire Realty Trust, L.P.

SECOND: Article I of the Certificate of Limited Partnership shall be deleted it in its entirety and the following paragraph shall be substituted in lieu thereof:

"First: The name of the limited partnership is Empire State Realty OP, L.P."

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on January 30, 2012.

Empire State Realty Trust, Inc.,
as General Partner

By: /s/ Anthony E. Malkin
Name: Anthony E. Malkin
Title: Chief Executive Officer
and President

STATE OF DELAWARE
AMENDMENT TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
EMPIRE STATE REALTY OP, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the limited partnership is Empire State Realty OP, L.P.

SECOND: Paragraph Third of the Certificate of Limited Partnership shall be deleted it in its entirety and the following paragraph shall be substituted in lieu thereof:

"THIRD: The name and mailing address of the general partner is as follows:

Empire State Realty Trust, Inc.
One Grand Central Place
60 East 42nd Street
New York, New York 10165"

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on October 3, 2013.

EMPIRE STATE REALTY TRUST, INC.,
its General Partner

By: /s/ Thomas N. Keltner, Jr.
Name: Thomas N. Keltner, Jr.
Title: EVP, General Counsel and Secretary